Exhibit 10.10

FIRST AMENDMENT

                    FIRST AMENDMENT, dated as of March 7, 2011 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 30, 2010 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among CLOPAY AMES TRUE TEMPER LLC, a Delaware limited liability company, CLOPAY AMES TRUE TEMPER HOLDING CORP., a Delaware corporation (the “Borrower”), the other Loan Parties party thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

                    WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

                    WHEREAS, the Borrower has requested that the Required Lenders approve certain provisions of the Credit Agreement as set forth herein; and

                    WHEREAS, pursuant to such request, the Required Lenders are willing to consent to such amendments on the terms set forth herein;

                    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:

                    1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                    2. Amendments to Section 1.01 (Defined Terms).

                    (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

          “Senior Unsecured Note Indenture” means that certain Indenture to be entered into by Griffon and certain of its Subsidiaries in connection with the issuance of the Senior Unsecured Notes, together with all instruments and other agreements entered into by Griffon or such Subsidiaries in connection therewith.

          “Senior Unsecured Notes” means the Senior Unsecured Notes of Griffon in the aggregate principal amount of up to $500,000,000 issued pursuant to the Senior Unsecured Note Indenture on or prior to June 30, 2011.

                    (b) The definition of “Group Member” is hereby amended by adding the following proviso at the end thereof:

                    “provided that, solely for purposes of paragraphs (f) and (g) in Article VII and the definition of Material Indebtedness, Griffon shall be deemed to be a Group Member”.

                    (c) The definition of “Fixed Charge Coverage Ratio” is hereby amended by adding the following proviso at the end of the first sentence thereof:

          “provided that in no event shall any Interest Expense or Indebtedness in respect of the Senior Unsecured Notes be included in the calculation of the Fixed Charge Coverage Ratio (including, without limitation, for purposes of determining EBITDA) for any purpose required by this Agreement to the extent that any Interest Expense of Griffon in respect of the Senior Unsecured Notes (or the Indebtedness of Griffon in respect of the Senior Unsecured Notes) would otherwise be included in any such calculation as a result of the Borrower or the Guarantor’s Guarantee thereof (including, without limitation, as a result of any payments made by the Borrower to Griffon for that purpose)”.

          (d) The definition of “Maturity Date” is hereby amended by deleting the date “September 30, 2015” and substituting in lieu thereof the phrase “the date that is the six-month anniversary of the date of the issuance of the Senior Unsecured Notes”.

                    3. Amendment to Section 6.01(a) (Indebtedness; Guarantees). Section 6.01(a) of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (xvii) thereof, (b) deleting the “.” at the end of clause (xviii) thereof and substituting in lieu thereof “; and”, (c) inserting the following new clause (xix):

                    “(xix) (i) unsecured Indebtedness of the Borrower owed to Griffon the net cash proceeds of which are used either to (x) repay all outstanding loans (and related expenses) under the Term Loan Credit Agreement, or (y) prior to a Permitted Change of Control Transaction, for general corporate purposes, provided that such Indebtedness shall be subordinated to the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent and (ii) prior to a Permitted Change of Control Transaction, unsecured Indebtedness of Griffon to the Loan Parties permitted by Section 6.06(p)(ii).”, and

                    (d) adding the following clause at the end of the first sentence of the final paragraph of Section 6.01(a):

“or as permitted under Section 6.01(a)(xix)”.

                    4. Amendment to Section 6.01(b) (Indebtedness; Guarantees). Section 6.01(b) of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (iv) thereof, (b) deleting the “.” at the end of clause (v) thereof and substituting in lieu thereof “; and” and (c) inserting the following new clause (vi):

“(vi) obligations of the Borrower and the Guarantors in respect of their Guarantees of the Senior Unsecured Notes.”

                    5. Amendment to Section 6.06 (Investments and Acquisitions). Section 6.06 of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (o) thereof, (b) renumbering clause (p) thereof as clause (q) thereof, and (c) inserting the following new clause (p):

          “(p) (i) Investments in the Loan Parties by Griffon consisting of unsecured Indebtedness permitted by Section 6.01(a)(xix) (or a capital contribution for the same purposes as required thereby), (ii) prior to a Permitted Change of Control Transaction, Investments by the Loan Parties in Griffon consisting of unsecured Indebtedness, so long as, after giving pro forma effect to thereto, (A) no Default or Event of Default shall have occurred and be continuing, and (B) Availability shall be at least 25% of the Revolving Commitment for each of the most recent 30 days and, after giving effect thereto, and (iii) Guarantees by the Borrower and the Guarantors of the Senior Unsecured Notes, and;”.

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                    6. Amendment to Section 6.07(b) (Restricted Payments). Section 6.07(b) of the Credit Agreement is hereby amended by:

(a) inserting “of any Group Member” after the phrase “in respect of principal of or interests on any Indebtedness” in the first sentence thereof,

(b) inserting the following proviso at the end of clause (ii) thereof:

“provided that, notwithstanding the foregoing, the Term Loan Credit Agreement may be repaid in full in connection with the issuance of the Senior Unsecured Notes;”, and

(c) deleting the proviso at the end of clause (iii) thereof.

                    7. Amendment to Section 6.08 (Transactions with Affiliates). Section 6.08 of the Credit Agreement is hereby amended by (a) deleting sub-clause (ii) of the proviso at the end of clause (c) thereof, (b) deleting the “and” at the end of clause (d) thereof, (c) deleting the “.” at the end of clause (e) thereof and substituting in lieu thereof “; and” and (d) inserting the following new clauses (f) and (g):

“(f) obligations of the Borrower and the Guarantors in respect of their Guarantees of the Senior Unsecured Notes; and

(g) obligations consisting of the intercompany Indebtedness permitted by Section 6.01(a)(xix).”

                    8. Amendment to Section 6.09(a) (Restrictive Agreements). Section 6.09(a) of the Credit Agreement is hereby amended by deleting the “or (iv)” at the end of clause (iii) thereof and substituting in lieu thereof:

“, (iii) Senior Unsecured Note Indenture or (iv)”.

                    9. Amendment to Article VII (Events of Default). Article VII of the Credit Agreement is hereby amended by (a) deleting the phrase “(and, prior to a Permitted Change of Control Transaction, Griffon or the Parent)” in each place that it occurs in paragraphs (h), (i) and (j) thereof.

                    10. Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the following conditions precedent shall have been satisfied:

(a) Amendment. The Administrative Agent shall have received this Amendment, duly executed and delivered by the Borrower, the Required Lenders and the Administrative Agent.

(b) Senior Unsecured Notes. The Senior Unsecured Notes shall have been issued on or prior to June 30, 2011.

(c) Acknowledgement and Consent. The Administrative Agent shall have received an Acknowledgement and Consent in the form attached hereto as Annex A, executed and delivered by each Loan Party.

(d) Representations and Warranties. Each of the representations and warranties made by any Loan Party in the Loan Documents shall be true and correct in all material respects on and

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as of the First Amendment Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(e) No Default. After giving effect to this Amendment (as in effect as of the First Amendment Effective Date), no Default or Event of Default shall have occurred and be continuing.

                    11. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                    12. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

                    13. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                    14. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CLOPAY AMES TRUE TEMPER HOLDING CORP.,

By	/s/ Thomas D. Gibbons

Name: Thomas D. Gibbons
Title: Treasurer

JPMORGAN CHASE BANK, N.A., individually, as Administrative Agent, an Issuing Bank, Swingline Lender and as a Lender

By	/s/ Donna M. DiForio

Name: Donna M. Diforio
Title: Vice President

Manufacturers and Traders Trust Company, as a Lender

By:	/s/ William S. Terraglio

Name: William S. Terraglio
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Omayra Laucella

Name: Omayra Laucella
Title: Vice President

By:	/s/ Evelyn Thierry

Name: Evelyn Thierry
Title: Director

Bank of America, N.A, as and Issuing Bank and as a Lender

By:	/s/ Allan R. Juleus

Name: Allan R. Juleus
Title: SVP

HSBC Bank (USA), N.A., as a Lender

By:	/s/ Kysha A. Pierre-Louis

Name: Kysha A. Pierre-Louis
Title: Vice President

ANNEX A

ACKNOWLEDGEMENT AND CONSENT

          Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of March 7, 2011 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Amended and Restated Credit Agreement, dated as of September 30, 2010 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among CLOPAY AMES TRUE TEMPER LLC, a Delaware limited liability company, CLOPAY AMES TRUE TEMPER HOLDING CORP., a Delaware corporation, the several banks and other financial institutions or entities from time to time parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent, and agrees with respect to each Loan Document to which it is a party:

          (a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment and its guarantee, if any, of the obligations, liabilities and indebtedness of the Loan Parties under the Credit Agreement shall extend to and cover Loans made pursuant to the increased Aggregate Commitment and interest thereon and fees and expenses and other obligations in respect thereof and in respect of commitments related thereto; and

          (b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continue in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Loan Documents.

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CLOPAY AMES TRUE TEMPER HOLDING CORP.

By	/s/ Thomas D. Gibbons

Name: Thomas D. Gibbons
Title: Treasurer

CLOPAY AMES TRUE TEMPER LLC

By	/s/ Thomas D. Gibbons

Name: Thomas D. Gibbons
Title: Treasurer

CLOPAY PLASTIC PRODUCTS COMPANY, INC

By	/s/ Thomas D. Gibbons

Name: Thomas D. Gibbons
Title: Treasurer

CLOPAY BUILDING PRODCUTS COMPANY, INC..

By	/s/ Thomas D. Gibbons

Name: Thomas D. Gibbons
Title: Treasurer

CLOPAY BUILDING PRODUCTS INTERNATIONAL SALES CORPORATION

By	/s/ Thomas D. Gibbons

Name: Thomas D. Gibbons
Title: Treasurer

CLOPAY TRANSPORTATION COMPANY

By	/s/ Thomas D. Gibbons

Name: Thomas D. Gibbons
Title: Treasurer

CLOPAY ACQUISITION CORP.

By	/s/ Thomas D. Gibbons

Name: Thomas D. Gibbons
Title: Treasurer

CHATT HOLDINGS INC.

By	/s/ Duane R. Greenly

Name: Duane R. Greenly
Title: President & CEO

ATT HOLDING CO.

By	/s/ Duane R. Greenly

Name: Duane R. Greenly
Title: President & CEO

AMES TRUE TEMPER, INC.

By	/s/ Duane R. Greenly

Name: Duane R. Greenly
Title: President & CEO